UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):

June 9, 2005

NAVISTAR FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-4146-1
(State or other Jurisdiction of Incorporation)	(Commission File Number)

425 N. Martingale Road Schaumburg, Illinois	60173
(Address of principal executive offices of registrant)	(Zip Code)

Registrant’s telephone number, including area code:  630-753-4000

Former name or former address, if changed since last report:  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events

On June 9, 2005, the registrant made available to prospective investors certain information, attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99. Loss Delinquency Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navistar Financial Corporation
(Registrant)

	By:	/s/ Andrew J. Cederoth
Dated: June 9, 2005	Name: Andrew J. Cederoth
Its: Vice President and Treasurer